Inventories	12 Months Ended
Jun. 30, 2022
Inventories [Abstract]
Inventories	Inventories
Accounting policy
Inventories, which include bullion on hand, gold-in-process, gold in lock-up, ore stockpiles and consumables, are measured at the lower of cost and net realisable value. Net realisable value is assessed at each reporting date and is determined with reference to relevant market prices.

The cost of bullion, gold-in-process and gold in lock-up is determined by reference to production cost, including amortisation and depreciation at the relevant stage of production. Ore stockpiles are valued at average production cost. Stockpiles and gold in lock-up are classified as non-current assets where the stockpile's volume exceeds current processing capacity and where a portion of static gold in lock-up is expected to be recovered more than 12 months after balance sheet date.

Gold-in-process inventories represent materials that are currently in the process of being converted to a saleable product. In-process material is measured based on assays of the material fed to process and the projected recoveries at the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine or stockpile plus the in-process conversion costs, including the applicable depreciation relating to the process facility, incurred to that point in the process. Gold-in-process includes gold in lock-up, which is generally measured from the plants onwards. Gold in lock-up is expected to be extracted when plants are demolished at the end of their useful lives, which is largely dependent on the estimated useful life of the operations feeding the plants.

At the group’s open pit operations, gold-in-process represents production in broken ore form.

Consumables are valued at weighted average cost value after appropriate allowances for slow-moving and redundant items.

Critical accounting estimates and judgements
Judgement is applied in estimating the provision for stock obsolescence. The provision is recognised on items not considered critical as a percentage of the value of the inventory, depending on the period elapsed since the inventory was purchased or issued. Inventory held for longer than five years is written down to zero unless there is sufficient evidence of a recoverable amount.

	SA Rand
Figures in million	2022	2021
Gold in lock-up (a)	136	65
Gold-in-process, ore stockpiles and bullion on hand	1 054	1 039
Consumables at weighted average cost (net of provision) (b)	1 764	1 503
Total inventories	2 954	2 607
Non-current portion of gold in lock-up and gold-in-process included in Other non-current assets	(136)	(65)
Total current portion of inventories	2 818	2 542
Included in the balance above is:
Inventory valued at net realisable value	136	65

(a)    The reduction of the life-of-mine of the Tshepong Operations (refer to note 6) and the increased gold price assumptions used (refer to note 15) impacted the discounting of the net realisable value. This led to an increased valuation at 30 June 2022.

(b)     The increase year on year is mainly due to the impact of supply chain constraints on prices (refer to note 4). Increases above inflation have been seen in a number of key components of the operations such as steel, diesel, chemicals and reagentsl.

During the year, an increase of R115 million (2021: R39 million decrease) to the provision for slow-moving and redundant stock was made. The total provision at 30 June 2022 was R407 million (2021: R292 million).